INDEX                                                             EXHIBIT
 TO                                                               F-2 (b)
 FINANCIAL STATEMENTS


 CENTRAL AND SOUTH WEST CORPORATION AND SUBSIDIARY COMPANIES

 Consolidated Balance Sheets - Per Books and Pro Forma as of September 30, 1999

 Consolidated Statement of Income for the Twelve Months Ended
   September 30, 1999

 Consolidated Statement of Retained Earnings for the Twelve Months Ended
   September 30, 1999


 CENTRAL AND SOUTH WEST CORPORATION (CORPORATE)

 Balance Sheets - Per Books and Pro Forma as of September 30, 1999

 Statement of Income for the Twelve Months Ended September 30, 1999


 CENTRAL POWER AND LIGHT COMPANY

 Balance Sheets - Per Books and Pro Forma as of September 30, 1999

 Statement of Income for the Twelve Months Ended September 30, 1999

 Statement of Retained Earnings for the Twelve Months Ended
   September 30, 1999


 SOUTHWESTERN ELECTRIC POWER COMPANY

 Balance Sheets - Per Books and Pro Forma as of September 30, 1999

 Statement of Income for the Twelve Months Ended September 30, 1999

 Statement of Retained Earnings for the Twelve Months Ended
   September 30, 1999


 WEST TEXAS UTILITIES COMPANY

 Balance Sheets - Per Books and Pro Forma as of September 30, 1999

 Statement of Income for the Twelve Months Ended September 30, 1999

 Statement of Retained Earnings for the Twelve Months Ended
   September 30, 1999


 PRO FORMA ADJUSTMENTS TO BALANCE SHEETS

 STATEMENT OF CHANGES

 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 CONSOLIDATED BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF SEPTEMBER 30, 1999
 UNAUDITED
 (Millions)

                                                Per     Pro Forma    Pro
                                               Books    Adjustments Forma
                                             -------------------------------

 ASSETS

 FIXED ASSETS
   Electric utility plant
     Production                                 $5,883               $5,883
     Transmission                                1,636                1,636
     Distribution                                4,843                4,843
     General                                     1,418                1,418
     Construction work in progress                 214                  214
     Nuclear fuel                                  219                  219
   Other Diversified                               452                  452
                                             -------------------------------
                                                14,665               14,665
   Less - Accumulated depreciation               5,941                5,941
                                             -------------------------------
                                                 8,724                8,724
                                             -------------------------------
 CURRENT ASSETS
   Cash and temporary cash investments             160                  160
   Accounts receivable                           1,462                1,462
   Materials and supplies, at average cost         145                  145
   Electric fuel inventory                         112                  112
   Under-recovered fuel costs                       45                   45
   Notes receivable                                119                  119
   Prepayments and other                           126                  126
                                             -------------------------------
                                                 2,169                2,169
                                             -------------------------------
 DEFERRED CHARGES AND OTHER ASSETS
   Regulatory assets                             1,251                1,251
   Other non-utility investments                   406                  406
   Securities available for sale                    62                   62
   Goodwill                                      1,362                1,362
   Other                                           457        47        504
                                             -------------------------------
                                                 3,538        47      3,585
                                             -------------------------------

                                               $14,431       $47    $14,478
                                             ===============================

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 CONSOLIDATED BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF SEPTEMBER 30, 1999
 UNAUDITED
 (Millions)

                                                Per     Pro Forma    Pro
                                               Books    Adjustments Forma
                                             -------------------------------
 CAPITALIZATION AND LIABILITIES

 CAPITALIZATION
   Common Stock Equity -
     Common stock, $3.50 par value,
     authorized 350,000,000 shares;
     issued and outstanding 212,600,000 shares    $744                 $744
     Paid-in capital                             1,051                1,051
     Retained earnings                           1,915                1,915
     Accumulated other comprhensive income         (33)                 (33)
                                             -------------------------------
     Total Common Stock Equity                   3,677                3,677
                                             -------------------------------

   Preferred stock                                 176                  176
   Certain Subsidiary-obligated, mandatorily
     redeemable preferred securities of
     subsidiary trusts holding solely
     Junior Subordinated Debentures of such
     Subsidiaries                                  335                  335
   Long-term debt                                3,804       787      4,591
                                             -------------------------------
     Total Capitalization                        7,992       787      8,779
                                             -------------------------------
 CURRENT LIABILITIES
   Long-term debt/preferred stock
     due within twelve months                      223                  223
   Short-term debt                               1,064      (740)       324
   Short-term debt - CSW Credit                    944                  944
   Loan Notes                                       30                   30
   Accounts payable                                501                  501
   Accrued taxes                                   280                  280
   Accrued interest                                107                  107
   Customer deposits                                78                   78
   Other                                           200                  200
                                             -------------------------------
                                                 3,427      (740)     2,687
                                             -------------------------------
 DEFERRED CREDITS
   Accumulated deferred income taxes             2,406                2,406
   Investment tax credits                          257                  257
   Other                                           349                  349
                                             -------------------------------
                                                 3,012                3,012
                                             -------------------------------

                                               $14,431       $47    $14,478
                                             ===============================

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 CONSOLIDATED STATEMENT OF INCOME
 FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 1999
 UNAUDITED
 (Millions)



 OPERATING REVENUES                             $5,461
                                             ----------

 OPERATING EXPENSES AND TAXES
   U.S. Electric fuel                            1,159
   U.S. Electric purchased power                   144
   United Kingdom cost of sales                  1,072
   Other diversified cost of sales                   5
   Other operating                               1,136
   Maintenance                                     198
   Depreciation and amortization                   570
   Taxes, other than income                        196
   Income taxes                                    147
                                             ----------

                                                 4,627
                                             ----------

 OPERATING INCOME                                  834
                                             ----------

 OTHER INCOME AND DEDUCTIONS
   Other                                            59
   Non-operating income taxes                      (29)
                                             ----------

                                                    30
                                             ----------

 INCOME BEFORE INTEREST CHARGES                    864
                                             ----------

 INTEREST AND OTHER CHARGES
   Interest on long-term debt                      300
   Distributions on trust preferred securities      27
   Interest on short-term debt and other           111
   Preferred stock dividends                         8
                                             ----------

                                                   446
                                             ----------

 INCOME BEFORE EXTRAORDINARY ITEM                  418

 EXTRAORDINARY ITEM, net of tax of $5               (8)
                                             ----------

 NET INCOME FOR COMMON STOCK                      $410
                                             ==========

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 CONSOLIDATED STATEMENT OF RETAINED EARNINGS
 FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 1999
 UNAUDITED
 (Millions)



 RETAINED EARNINGS AT SEPTEMBER 30, 1998        $1,874

 Add: Net income for common stock                  410
                                             ----------

                                                 2,284
                                             ----------

 Deduct: Common stock dividends                    369
                                             ----------

 RETAINED EARNINGS AT SEPTEMBER 30, 1999        $1,915
                                             ==========

 CENTRAL AND SOUTH WEST CORPORATION

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF SEPTEMBER 30, 1999
 UNAUDITED
 (Millions)

                                                Per     Pro Forma    Pro
                                               Books    Adjustments Forma
                                             -------------------------------

 ASSETS

 FIXED ASSETS
   Electric utility plant
     General                                        $0                   $0
   Less - Accumulated depreciation                   0                    0
                                             -------------------------------

 NET PLANT                                           0                    0

 INVESTMENTS IN COMMON STOCK
   OF SUBSIDIARY COMPANIES (at equity)           4,030      (740)     3,290
                                             -------------------------------


 CURRENT ASSETS
   Cash and temporary cash investments             441                  441
   Accounts and interest receivable - Affiliated   299                  299
   Prepayments and other                            10                   10
                                             -------------------------------

                                                   750                  750
                                             -------------------------------

 DEFERRED CHARGES AND OTHER ASSETS                  57                   57
                                             -------------------------------

                                                $4,837     ($740)    $4,097
                                             ===============================


 CAPITALIZATION
  Common Stock Equity -
   Common stock, $3.50 par value;
     authorized 350,000,000 shares;
     issued and outstanding 212,600,000 shares    $744                 $744
   Paid-in capital                               1,051                1,051
   Retained earnings                             1,915                1,915
   Accumulated other comprhensive income            (6)                  (6)
                                             -------------------------------

      Total Common Stock Equity                  3,704                3,704
                                             -------------------------------


   Long-term debt                                    0                    0
                                             -------------------------------

     Total Capitalization                        3,704                3,704
                                             -------------------------------


 CURRENT LIABILITIES
   Short-term debt                               1,064      (740)       324
   Accounts payable and other                       21                   21
                                             -------------------------------

                                                 1,085      (740)       345
                                             -------------------------------

 DEFERRED CREDITS                                   48                   48
                                             -------------------------------

                                                $4,837     ($740)    $4,097
                                             ===============================

 CENTRAL AND SOUTH WEST CORPORATION

 STATEMENT OF INCOME
 FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 1999
 UNAUDITED
 (Millions)


 INCOME

   Equity in earnings of subsidiaries
     Central Power and Light Company                        $165
     Public Service Company of Oklahoma                       66
     Southwestern Electric Power Company                      85
     West Texas Utilities Company                             25
     SEEBOARD U.S.A.                                          95
     CSW Credit, Inc.                                         13
     CSW Energy, Inc.                                         12
     CSW Leasing, Inc.                                         3
     CSW International, Inc.                                   3
     CSW Communications, Inc.                                  1
     Enershop Inc.                                            (5)
     CSW Energy Services, Inc.                                (7)
   Other Income                                               22
                                                       ----------

                                                             478
                                                       ----------

 EXPENSES AND TAXES

    General and administrative expenses                       44
    Interest expense                                          54
    Taxes, other than income                                   2
    Federal income taxes                                     (32)
                                                       ----------

                                                              68
                                                       ----------

 NET INCOME                                                 $410
                                                       ==========

 CENTRAL POWER AND LIGHT COMPANY

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF SEPTEMBER 30, 1999
 UNAUDITED
 (Millions)

                                                Per     Pro Forma    Pro
                                               Books    Adjustments Forma
                                             -------------------------------

 ASSETS

 FIXED ASSETS
 Electric utility plant
   Production                                   $3,151               $3,151
   Transmission                                    547                  547
   Distribution                                  1,134                1,134
   General                                         298                  298
   Construction work in progress                   101                  101
   Nuclear fuel                                    218                  218
                                             -------------------------------

                                                 5,449                5,449
   Less - Accumulated depreciation
     and amortization                            2,231                2,231
                                             -------------------------------

                                                 3,218                3,218
                                             -------------------------------

 CURRENT ASSETS
   Cash                                             12                   12
   Accounts receivable from affiliates              14                   14
   Accounts receivable                              47                   47
   Materials and supplies, at average cost          58                   58
   Fuel inventory                                   23                   23
   Under-recovered fuel costs                       23                   23
   Prepayments and other                            10                   10
                                             -------------------------------

                                                   187                  187
                                             -------------------------------

 DEFERRED CHARGES AND OTHER ASSETS
   Regulatory assets                             1,184                1,184
   Nuclear decommissioning trust                    77                   77
   Other                                           108        47        155
                                             -------------------------------

                                                 1,369        47      1,416
                                             -------------------------------

                                                $4,774       $47     $4,821
                                             ===============================

 CENTRAL POWER AND LIGHT COMPANY

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF SEPTEMBER 30, 1999
 UNAUDITED
 (Millions)



                                                Per     Pro Forma    Pro
                                               Books    Adjustment  Forma
                                             -------------------------------

 CAPITALIZATION AND LIABILITIES

 CAPITALIZATION
    Common stock, $25 par value;
     authorized 12,000,000 shares;
     issued and outstanding 6,755,535 shares      $169      ($91)       $78
    Paid-in capital                                405      (219)       186
    Retained earnings                              796      (430)       366
                                             -------------------------------

      Total common stock equity                  1,370      (740)       630


    Preferred stock                                163                  163
    CPL-obligated, mandatorily redeemable
     preferred securities of subsidiary
     trusts holding solely Junior Subordinated
     Debentures of CPL                             150                  150
    Long-term debt                               1,101       787      1,888
                                             -------------------------------

      Total capitalization                       2,784        47      2,831
                                             -------------------------------


 CURRENT LIABILITIES
    Long-term debt due within twelve months        125                  125
    Advances from affiliates                       252                  252
    Accounts payable                                99                   99
    Payables to affiliates                          19                   19
    Customer deposits                               12                   12
    Accrued taxes                                   75                   75
    Accrued interest                                27                   27
    Accumulated deferred income taxes                4                    4
    Other                                           11                   11
                                             -------------------------------

                                                   624                  624
                                             -------------------------------


 DEFERRED CREDITS
    Accumulated deferred income taxes            1,221                1,221
    Investment tax credits                         135                  135
    Other                                           10                   10
                                             -------------------------------

                                                 1,366                1,366
                                             -------------------------------

                                                $4,774       $47     $4,821
                                             ===============================

 CENTRAL POWER AND LIGHT COMPANY

 STATEMENT OF INCOME
 FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 1999
 UNAUDITED
 (Millions)



 ELECTRIC OPERATING REVENUE                     $1,475
                                             ----------


 OPERATING EXPENSES AND TAXES
   Fuel                                            396
   Purchased power                                  65
   Other operating                                 279
   Maintenance                                      70
   Depreciation and amortization                   212
   Taxes, other than income                         76
   Income taxes                                     93
                                             ----------

                                                 1,191
                                             ----------

 OPERATING INCOME                                  284
                                             ----------

 OTHER INCOME AND DEDUCTIONS
   Other                                            (3)
   Non-operating income taxes                        5
                                             ----------

                                                     2
                                             ----------


 INCOME BEFORE INTEREST CHARGES                    286
                                             ----------

 INTEREST AND OTHER CHARGES
   Interest on long-term debt                       88
   Distributions on trust preferred securities      12
   Interest on short-term debt and other            17
   Allowance for borrowed funds used during
     construction                                   (3)
                                             ----------

                                                   114
                                             ----------


 NET INCOME                                        172

   Less: preferred stock dividends                   7
                                             ----------

 NET INCOME FOR COMMON STOCK                      $165
                                             ==========

 CENTRAL POWER AND LIGHT COMPANY

 STATEMENT OF RETAINED EARNINGS
 FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 1999
 UNAUDITED
 (Millions)




 RETAINED EARNINGS AT SEPTEMBER 30, 1998          $819
 Add: Net income (loss) for common stock           165
                                             ----------

                                                   984
 Deduct: Common stock dividends                    188
                                             ----------

 RETAINED EARNINGS AT SEPTEMBER 30, 1999          $796
                                             ==========

 SOUTHWESTERN ELECTRIC POWER COMPANY

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF SEPTEMBER 30, 1999
 UNAUDITED
 (Millions)

                                                Per     Pro Forma    Pro
                                               Books    Adjustments Forma
                                             -------------------------------

 ASSETS

 FIXED ASSETS
   Electric utility plant
    Production                                  $1,393               $1,393
    Transmission                                   481                  481
    Distribution                                   946                  946
    General                                        329                  329
    Construction work in progress                   55                   55
                                             -------------------------------

                                                 3,204                3,204
    Less - Accumulated depreciation              1,368                1,368
                                             -------------------------------

                                                 1,836                1,836
                                             -------------------------------

 CURRENT ASSETS
    Cash and temporary cash investments              3                    3
    Accounts receivable                             56                   56
    Accounts receivable from affiliates             18                   18
    Materials and supplies, at average costs        26                   26
    Fuel inventory                                  56                   56
    Accumulated deferred income taxes                3                    3
    Prepayments and other                           18                   18
                                             -------------------------------

                                                   180                  180
                                             -------------------------------

 DEFERRED CHARGES AND OTHER ASSETS                  95                   95
                                             -------------------------------

                                                $2,111        $0     $2,111
                                             ===============================

 SOUTHWESTERN ELECTRIC POWER COMPANY

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF SEPTEMBER 30, 1999
 UNAUDITED
 (Millions)

                                                Per     Pro Forma    Pro
                                               Books    Adjustments Forma
                                             -------------------------------

 CAPITALIZATION AND LIABILITIES

 CAPITALIZATION
    Common stock, $18 par value;
      authorized 7,600,000 shares;
      issued and outstanding 7,536,640 shares     $136                 $136
    Paid-in capital                                245                  245
    Retained earnings                              296                  296
                                             -------------------------------

      Total common stock equity                    677                  677

    Preferred stock                                  5                    5
    SWEPCO-obligated, mandatorily redeemable
       preferred securities of subsidiary trusts holding solely
       Junior Subordinated Debentures of SWEPCO    110                  110
    Long-term debt                                 496                  496
                                             -------------------------------

      Total capitalization                       1,288                1,288
                                             -------------------------------


 CURRENT LIABILITIES
    Long-term debt due within twelve months         48                   48
    Advances from affiliates                        88                   88
    Accounts payable                                65                   65
    Payable to affiliates                           41                   41
    Customer deposits                               14                   14
    Accrued taxes                                   58                   58
    Accrued interest                                13                   13
    Over-recovered fuel costs                        5                    5
    Other                                           14                   14
                                             -------------------------------

                                                   346                  346
                                             -------------------------------

 DEFERRED CREDITS
    Accumulated deferred income taxes              382                  382
    Investment tax credits                          59                   59
    Other                                           36                   36
                                             -------------------------------

                                                   477                  477
                                             -------------------------------

                                                $2,111        $0     $2,111
                                             ===============================

 SOUTHWESTERN ELECTRIC POWER COMPANY

 STATEMENT OF INCOME
 FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 1999
 UNAUDITED
 (Millions)



 ELECTRIC OPERATING REVENUE                       $949
                                             ----------


 OPERATING EXPENSES AND TAXES
   Fuel                                            366
   Purchased power                                  32
   Other Operating                                 145
   Maintenance                                      65
   Depreciation and amortization                   101
   Taxes, other than income                         54
   Income taxes                                     40
                                             ----------

                                                   803
                                             ----------

 OPERATING INCOME                                  146
                                             ----------

 OTHER INCOME AND DEDUCTIONS
    Other                                           (7)
    Non-operating income taxes                       5
                                             ----------

                                                    (2)
                                             ----------

 INCOME BEFORE INTEREST CHARGES                    144
                                             ----------

 INTEREST AND OTHER CHARGES
   Interest on long-term debt                       39
   Distributions on trust preferred securities       9
   Interest on short-term debt and other            10
   Allowance for borrowed funds used during
     construction                                   (2)
                                             ----------

                                                    56
                                             ----------

 INCOME BEFORE EXTRAORDINARY ITEM                   88

 EXTRAORDINARY LOSS, net of tax of $2               (3)
                                             ----------

 NET INCOME FOR COMMON STOCK                       $85
                                             ==========

 SOUTHWESTERN ELECTRIC POWER COMPANY

 STATEMENT OF RETAINED EARNINGS
 FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 1999
 UNAUDITED
 (Millions)




 RETAINED EARNINGS AT SEPTEMBER 30, 1998          $334
 Add: Net income (loss) for common stock            85
                                             ----------

                                                   419
 Deduct: Common stock dividends                    123
                                             ----------

 RETAINED EARNINGS AT SEPTEMBER 30, 1999          $296
                                             ==========

 WEST TEXAS UTILITIES COMPANY

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF SEPTEMBER 30, 1999
 UNAUDITED
 (Millions)

                                                Per     Pro Forma    Pro
                                               Books    Adjustments Forma
                                             -------------------------------

 ASSETS

 FIXED ASSETS
   Electric utility plant
   Production                                     $425                 $425
   Transmission                                    218                  218
   Distribution                                    397                  397
   General                                         113                  113
   Construction work in progress                    19                   19
                                             -------------------------------

                                                 1,172                1,172
   Less - Accumulated depreciation                 490                  490
                                             -------------------------------

                                                   682                  682
                                             -------------------------------

 CURRENT ASSETS
   Cash                                              5                    5
   Advances to affiliates                           13                   13
   Accounts receivable from affiliates               4                    4
   Accounts receivable                              27                   27
   Materials and supplies, at average cost          14                   14
   Fuel inventory                                   15                   15
   Under-recovered fuel costs                       13                   13
   Prepayments and other                            11                   11
                                             -------------------------------

                                                   102                  102
                                             -------------------------------

 DEFERRED CHARGES AND OTHER ASSETS
   Deferred Oklaunion costs                          9                    9
   Other                                            67                   67
                                             -------------------------------

                                                    76                   76
                                             -------------------------------

                                                  $860        $0       $860
                                             ===============================

 WEST TEXAS UTILITIES COMPANY

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF SEPTEMBER 30, 1999
 UNAUDITED
 (Millions)


                                                Per     Pro Forma    Pro
                                               Books    Adjustments Forma
                                             -------------------------------

 CAPITALIZATION AND LIABILITIES

 CAPITALIZATION
   Common stock, $25 par value;
    authorized 7,800,000 shares;
    issued and outstanding 5,488,560 shares       $137                 $137
   Paid-in capital                                   2                    2
   Retained earnings                               124                  124
                                             -------------------------------

     Total common stock equity                     263                  263

   Preferred stock                                   2                    2
   Long-term debt                                  264                  264
                                             -------------------------------

     Total capitalization                          529                  529
                                             -------------------------------

 CURRENT LIABILITIES

   Long-term debt due within twelve months          40                   40
   Payables to affiliates                           17                   17
   Accounts payable                                 44                   44
   Accrued taxes                                    17                   17
   Accrued interest                                  8                    8
   Customer deposits                                 2                    2
   Accumulated deferred income taxes                 1                    1
   Other                                            13                   13
                                             -------------------------------

                                                   142                  142
                                             -------------------------------

 DEFERRED CREDITS
   Accumulated deferred income taxes               146                  146
   Investment tax credits                           26                   26
   Income tax related regulatory liabilities, net   13                   13
   Other                                             4                    4
                                             -------------------------------

                                                   189                  189
                                             -------------------------------

                                                  $860        $0       $860
                                             ===============================

 WEST TEXAS UTILITIES COMPANY

 STATEMENT OF INCOME
 FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 1999
 UNAUDITED
 (Millions)



 ELECTRIC OPERATING REVENUE                       $432
                                             ----------


 OPERATING EXPENSES AND TAXES
   Fuel                                            121
   Purchased power                                  60
   Other Operating                                  92
   Maintenance                                      20
   Depreciation and amortization                    43
   Taxes, other than income                         27
   Income taxes                                     15
                                             ----------

                                                   378
                                             ----------

 OPERATING INCOME                                   54
                                             ----------

 OTHER INCOME AND DEDUCTIONS
    Other                                            1
                                             ----------
                                                     1


 INCOME BEFORE INTEREST CHARGES                     55
                                             ----------

 INTEREST CHARGES
   Interest on long-term debt                       20
   Interest on short-term debt and other             6
   Allowance for borrowed funds used during
     construction                                   (1)
                                             ----------

                                                    25
                                             ----------

 INCOME BEFORE EXTRAORDINARY ITEM                   30

 EXTRAORDINARY LOSS, net of tax of $3               (5)
                                             ----------

 NET INCOME FOR COMMON STOCK                       $25
                                             ==========

 WEST TEXAS UTILITIES COMPANY

 STATEMENT OF RETAINED EARNINGS
 FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 1999
 UNAUDITED
 (Millions)





 RETAINED EARNINGS AT SEPTEMBER 30, 1998          $142
 Add: Net income (loss) for common stock            25
                                             ----------

                                                   167
 Deduct: Common stock dividends                     43
                                             ----------

 RETAINED EARNINGS AT SEPTEMBER 30, 1999          $124
                                             ==========

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES

 PRO FORMA ADJUSTMENTS TO BALANCE SHEETS
 September 30, 1999
 UNAUDITED
 (Millions)
                                                              DR         CR
                                                           ---------------------

 CENTRAL AND SOUTH WEST CORPORATION AND SUBSIDIARY COMPANIES

1)  To record issuance of debt related to securitization at CPL

          Cash                                                 1,270
          Deferred Charges and Other Assets, Other                47
                   Long-term Debt                                         1,317

2)  To record the retirement of Common Stock Equity and Long-term Debt at
CPL
          Common Stock  *                                         91
          Paid-in Capital  *                                     219
          Retained Earnings  *                                   430
          Long-term debt                                         530
                   Cash                                                   1,270

3) To record the change in Investment in Subsidiary resulting from the retirement of equity at CSW Corporate

          Cash                                                   740
                   Investment in Subsidiaries                               740

4) To record the payment of short-term debt at CSW Corporate with proceeds from CPL's retirement of equity

          Short-term Debt                                        740
                   Cash                                                     740

5)  To eliminate CPL equity and CSW Corporate investment account

          Investment in Subsidiaries                             740
                   Common Stock  *                                           91
                   Paid-in Capital  *                                       219
                   Retained Earnings  *                                     430

 CENTRAL AND SOUTH WEST CORPORATION (CORPORATE)

1) To record the change in Investment in Subsidiary resulting from the retirement of equity

          Cash                                                   740
                   Investment in Subsidiaries                               740

2) To record the payment of short-term debt with proceeds from CPL's retirement of equity

          Short-term Debt                                        740
                   Cash                                                     740

 CENTRAL POWER AND LIGHT COMPANY

1)  To record issuance of debt related to securitization

          Cash                                                 1,270
          Deferred Charges and Other Assets, Other                47
                   Long-term Debt                                         1,317

2)  To record the retirement of Common Stock Equity and Long-term Debt

          Common Stock  *                                         91
          Paid-in Capital  *                                     219
          Retained Earnings  *                                   430
          Long-term debt                                         530
                   Cash                                                   1,270

* the actual allocation may be different

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES

 STATEMENT OF CHANGES

  Reference is made to current reports filed on form 8-K dated
  December 7, 1999 and December 17, 1999 for significant changes to Central and South West Corporation's financial statements since September 30, 1999.

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES

 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

     The notes to consolidated financial statements included in Central and South West Corporation's 1998 Combined Annual Report on Form 10-K are hereby incorporated by reference and made a part of this report.



                                                         Page
                                                       Reference

 1998 Combined Annual Report on Form 10-K        pages 2-45 through 2-92